SEC File No. 0-14189
                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
    [   ] Preliminary Proxy Statement
    [ X ] Definitive Proxy Statement
    [   ] Definitive Additional Materials
    [   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         INTERWEST HOME MEDICAL, INC.
               (Name of Registrant as Specified In Its Charter)

                         INTERWEST HOME MEDICAL, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:
             N/A

          2) Aggregate number of securities to which transaction applies:  N/A

          3) Per unit price or other  underlying  value of transaction  computed
             pursuant to Exchange Act Rule 0-11:   N/A

          4) Proposed maximum aggregate value of transaction:  N/A

          5) Total Fee Paid:   N/A

    [  ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting free was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:  N/A

          2) Form, Schedule or Registration  Statement No.: N/A

          3) Filing Party:  N/A

          4)Date Filed:  March 4, 1998.

                         INTERWEST HOME MEDICAL, INC.
                              235 East 6100 South
                          Salt Lake City, Utah 84107

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held April 8, 1998

TO THE SHAREHOLDERS OF INTERWEST HOME MEDICAL, INC.

     The Annual Meeting of the Shareholders of Interwest Home Medical, Inc. (the "Company") will be held at the University Park Hotel, 480 Wakara Way, Salt Lake City, Utah, on April 8, 1998, at 3:00 p.m. local time, for the following purposes:

    1. To elect four (4) directors to serve until the 1999 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified.

    2. To transact such other business as may come before the Meeting or any adjournment of adjournments thereof.

    The Board of Directors has fixed the close of business on March 5, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Consequently, only holders of common stock of record on the transfer books of the Company at the close of business on March 5, 1998 will be entitled to notice of and to vote at the meeting.

                                    By Order of the Board of Directors
                                    of Interwest Home Medical, Inc.



                                    /s/ James E.  Robinson
                                    Chief Executive Officer

Salt Lake City, Utah
Date: March 5, 1998


      All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                         INTERWEST HOME MEDICAL, INC.
                              235 East 6100 South
                           Salt Lake City, UT 84107

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS


                           To Be Held April 8, 1998

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Interwest Home Medical, Inc., a Utah corporation (the "Company") to be voted at the Annual Meeting of Shareholders to be held April 8, 1998 and at any adjournment(s) thereof. The Meeting of Shareholders ("Meeting") will be held at the University Park Hotel, 480 Wakara Way, Salt Lake City, Utah at 3:00 p.m., local time. This Proxy Statement, the enclosed Notice of Annual Meeting of Shareholders and the Proxy were first sent or given to the Company's shareholders on or about March 6, 1998.

                    MATTERS TO BE CONSIDERED AT THE MEETING

    The sole matter to come before the Meeting is the election of four (4) directors to the Board of Directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified. The matter to be considered at the Meeting has great significance to the shareholders of the Company and they are urged to carefully consider the information presented in this Proxy Statement.

                       RECORD DATE AND VOTING SECURITIES

    The securities of the Company entitled to vote at the Meeting consist of shares of the Company's no par value common stock. Only shareholders of record at the close of business on March 5, 1998, the record date for the Meeting, will be entitled to notice of and to vote at the Meeting. On the record date, the Company had outstanding 4,088,795 shares of common stock which were owned by approximately 857 shareholders of record. The presence in person or by proxy of a majority of the outstanding shares of stock entitled to vote is necessary to constitute a quorum at the Meeting.

    For the purpose of electing Directors, each shareholder is entitled to one vote for each Director to be elected for each share of Common Stock owned. Assuming a quorum is present, the four (4) nominees receiving the highest number of votes cast at the Meeting will be elected as directors.
There will be no cumulative voting in the election of directors.

    Abstentions will be treated as present and entitled to vote at the Meeting. Therefore, abstentions will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote on a matter (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) is considered not entitled to vote on that matter and, therefore, will not be counted in determining whether a quorum is present or whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

    All proxies received pursuant to this solicitation will be voted at the Meeting and at any adjournments thereof as indicated in the Proxy. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote in favor of all nominees for directors described herein and for all of the proposals to be voted upon at the Meeting.

                            REVOCABILITY OF PROXIES

    A form of proxy is enclosed herewith for use. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                     PRINCIPAL SHAREHOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT

    The following table sets forth information regarding shares of the Company's common stock owned beneficially as of March 5, 1998, by (i) each director and nominee for director of the Company, (ii) all officers and directors as a group, and (iii) each person known by the Company to beneficially own 5% or more of the outstanding shares of the Company's common stock:

Name                                Amount
and Address                         and Nature              Percent
of Beneficial                       of Beneficial           of Class(1)
Owner                               Ownership               Ownership

James E. Robinson (2)               1,271,916               29.82%
235 East 6100 South
Salt Lake City, UT 84107

James U. Jensen(3)                  142,424                 3.34%
420 Chipeta Way
Salt Lake City, UT 84108

Dr. Jeffrey F. Poore(4)             40,500                  .95%
4021 South 700 East, Suite 300
Salt Lake City, UT 84107

Jerald L. Nelson(5)                 50,064                  1.17%
3800 North Central Ave.
Suite B-1
Phoenix, AZ 85012

Que H. Christensen(6)               149,136                 3.50%
235 East 6100 South
Salt Lake City, UT 84107

Serena Falgoust                     30,229                  .01%
235 East 6100 South
Salt Lake City, UT 84107

I-Med Shareholders (7)              395,968                 9.28%
 Share Purchase Trust
235 East 6100 South
Salt Lake City, UT 84107

Val D. Christiansen (8)             381,812                 8.95%
3065 S. 2850 East
Salt Lake City, UT 84109

Charles Davis                       232,500                 5.45%
3439 E. Tudor Road # 39
Anchorage, AK 99508

Elizabeth Davis                     232,500                 5.45%
3439 E. Tudor Road # 39
Anchorage, AK 99508

All Officers and Directors          1,684,269               38.78%
  as a Group (6 Persons)

    Unless otherwise indicated in the footnotes below, the Company has been advised that each person above has sole voting power over the shares indicated above. All of the individuals listed above are officers and directors of the Company.

    (1) As of March 5, 1998, there were 4,088,795 shares of the Company's common stock issued and outstanding. There are also outstanding options to purchase 176,500 shares of the Company's common stock which are owned by officers and directors. Therefore, for purposes of the above set forth chart, 4,265,295 shares are deemed to be issued and outstanding in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. This amount does not include options owned by officers and directors which are not currently exercisable.

    (2) Includes (i) 22,500 shares owned of record by the five children of Mr. Robinson (4,500 shares each); (ii) 898,798 shares owned by J&J Medical Investments, Ltd., (iii) 288,118 shares owned of record by Mr. Robinson and
    (iv) 62,500 shares which may be acquired by Mr. Robinson pursuant to a currently exercisable stock option.

    (3) Includes (i) 58,432 shares which are beneficially owned through the I-Med Shareholder Share Purchase Trust; (ii) 55,992 shares owned of record by Mr. Jensen; (iii) 23,000 shares which may be acquired by Mr. Jensen pursuant to a currently exercisable stock option; and (iv) 5,000 shares which may be acquired by Mr. Jensen pursuant to a currently exercisable warrant.

    (4) Includes (i) 23,000 shares which may be acquired pursuant to currently exercisable stock options; (ii) 9,250 shares owned of record by Dr. Poore; and (iii) 8,250 shares which may be acquired by Dr. Poore pursuant to a currently exercisable warrant.

    (5) Includes (i) 23,000 shares which may be acquired pursuant to currently exercisable stock options; (ii) 500 shares owned of record by Mr. Nelson;
    (iii) 26,064 shares which are owned of record by Mr.  Nelson's  spouse;  and
    (iv) 500 shares which may be acquired pursuant to a currently exercisable warrant.

    (6) Includes (i) 15,000 shares owned of record by Mr. Christensen; (ii) 92,886 shares which are beneficially owned through the I-Med Shareholders Share Purchase Trust; (iii) 10,000 shares owned of record by the four children of Mr. Christensen (2,500 shares each) and (iv) 31,250 shares which may be acquired pursuant to a currently exercisable stock option.

    (7) The I-Med Shareholders Share Purchase Trust was established in October 1991 to purchase shares of Interwest Medical Equipment Distributors, Inc. common stock from a retiring officer/employee. The Trust's shares were exchanged for the Company's shares in connection with a merger effected February 22, 1995. The purchase price is payable in 120 monthly payments. The purchase price for the shares is funded by Trust participants who contribute monthly payments to purchase a pro-rata portion of such shares. There are currently 10 persons purchasing shares pursuant to the Trust arrangement. These persons have the right to vote the shares attributable to their pro-rata portion of the total shares being purchased from the Trust. It is anticipated that the Trust will distribute shares paid for to the Trust beneficiaries from time-to-time as requested by purchasers. Interwest Medical has guaranteed payment of the unpaid balance of the purchase price for the shares purchased by the Trust.

    (8) Includes (i) 204,099 shares owned of record by Mr. Christiansen jointly with his spouse; (ii)155,213 shares which are beneficially owned through the I-Med Shareholders Share Purchase Trust; and (iii) 22,500 shares owned of record by the five children of Mr. Christensen (4,500 shares each).


                       PROPOSAL 1: ELECTION OF DIRECTORS

         The Company's Board of Directors consists of such number of Directors as may be determined by the Board of Directors from time to time. The full Board of Directors currently consists of four Directors. All four of the directors will be elected at the Annual Meeting. Such directors will serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Shareholders do not have cumulative voting rights in the election of directors (each common shareholder is entitled to vote one vote for each share held for each director). Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote "FOR" the election as directors of the persons identified as nominees for directors in the table below. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxies will be voted "FOR" such other person or persons, if any, as may be designated by the Board of Directors. The Board has no reason to believe that any nominee herein named will be unable or unwilling to serve.

Nominees for Directors and Current Directors

    The current directors of the Company, all of whom are nominated for reelection as directors, are as follows:

James E. Robinson   Mr.  Robinson has been  president  and  a  director  of  the
                    Company since February 1995. Mr. Robinson has been President
                    (CEO)  and  Chairman   of  the  Board of  Interwest  Medical
                    since October 1982. He also acted as Treasurer  until  1990.
                    Mr.  Robinson  graduated  from   Brigham  Young   University
                    with a Master of Accountancy degree in 1975. He worked until July 1977 with Haskins & Sells at which time he joined
                    Robinson's Medical Mart (a predecessor  company to Interwest
                    Medical) as its Vice President and Treasurer. Mr. Robinson was elected to the Board of Directors of the National
                    Association of Medical Equipment Suppliers (NAMES) in 1984 where he served as Treasurer from 1986 until 1990, Chair from 1990 to 1991, Immediate Past-Chairman from 1991 to
                    1992, and continues as an "Ex-Officer" Board member. He was also elected to the Board of Directors of Medical Equipment
                    Distributors, Inc. (The MED Group) in 1985 and served as its
                    Chair from 1988 until 1992. Mr. Robinson has been active in many local, regional, and national organizations which represent individuals with disabilities, currently serving as the Chair of the Utah Assistive Technology Foundation
                    (UATF).

James U. Jensen     Mr.  Jensen  has  been  a  director  of  the  Company  since
                    February  1995.  Mr.  Jensen  has  been  Vice  President,
                    Corporate    Development   and   Legal   Affairs   for   NPS
                    Pharmaceutical  since July 1991. He has been Secretary and a director of Interwest  Medical since 1987. From 1988 to July
                    1991,  Mr. Jensen was a partner in the law firm of Woodbury,
                    Jensen, Kesler & Swinton,  P.C.  concentrating on technology transfer and  licensing  and  corporate  finance.  From 1983 until July 1985, he served as outside  general counsel for a software company.  From July 1985 to October 1986, he served as it's  Chief  Financial  Officer.  From 1980 to 1983,  Mr.
                    Jensen served as General Counsel and Secretary of Dictaphone
                    Corporation, a subsidiary of Pitney Bowes, Inc. He serves as a director of NPS Pharmaceutical, Inc., a public company and
                    Wasatch   Advisors  Funds,   Inc.,  a  publicly   registered
                    investment   company.   Mr.   Jensen   received  a  B.S.  in
                    English/Linguistics  from the  University of Utah and a J.D.
                    and an M.B.A. degree from Columbia University.

Jeffrey F.  Poore,  Dr.  Poore  has  been  a  director  of  the  Company  since
D.D.S. February 1995. He is currently Chairman and CEO of The Health Chair Group and is a 22-year veteran of the healthcare industry and an early champion of the concept of managed care. From March 1994 until January 1996, Dr. Poore was President of CompHealth, a physician recruiting and temporary placement company. Prior to joining CompHealth, he coordinated mergers, acquisitions and development in the office of the CEO at FHP International, Inc., a health maintenance organization. During his tenure at FHP, he also directed staff in the organization's operational finance, financial services, marketing, sales, medical, PPO/IPA, and contracting divisions. He also has experience as a healthcare lobbyist and provider. He was in private dental practice for many years. He earned his D.D.S. from Loyola Medical Center in 1976, and a BA in Economics from Brigham Young University in 1971.


Jerald L. Nelson,   Dr.  Nelson  was  a  director  of  the  Company  from
Ph.D.               April 1990 to February 1995, and was  reappointed a director in August,  1995. Dr. Nelson holds a Ph.D. in Economics from
                    North Carolina State  University and a B.A. in business from the  University of Utah. Dr. Nelson has over twenty years of experience as a business  consultant and financial  analyst.
                    Dr. Nelson's career began with TWA in New York City in 1972.
                    Later assignments  included  consulting with Date Resources,
                    Inc.,  and for eight  years with U.S.  Industries  in market research and financial  analysis.  He has served on numerous
                    Boards  of  Directors  including  Arrow  Dynamics,   Gentner
                    Communications and One-2-One Communications where he also served as Chairman and CEO. From December 1993 until July of
                    1996, Mr. Nelson served as the President and Chief Operating officer of Tenant Information Services, Inc. located in Salt
                    Lake City,  Utah.  Since July 1996,  Mr. Nelson has been the
                    Chairman and CEO of Family Telecommunications, Inc. located in Phoenix, Arizona.

Committees and Meetings

    The Board of Directors held four (4) meetings during the last fiscal year. Each of the Directors attended all four meetings. The Board of Directors has established the following committees: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nominating Committee.

     The Nominating Committee met one time during the year ended September 30, 1997 and is comprised of Mr. Robinson and Mr. Jensen.

    The Audit Committee meets periodically with the Company's independent accountants and management to make inquiries regarding the manner in which the responsibilities of each are being discharged. The Audit Committee also recommends to the Board of Directors the annual appointment of independent accountants with whom the Audit Committee reviews (i) the scope of audit and non-audit assignments and related fees; (ii) the Company's accounting principles and (iii) the adequacy of the Company's internal controls. In 1997, the Audit Committee was comprised of Messrs Nelson and Jensen and held one meeting during the 1997 fiscal year.

    The Compensation Committee conducts an annual performance review of the Company's senior management and establishes their salaries, bonuses and stock ownership awards. The Compensation Committee consists of Messers Jensen and Poore. The Compensation Committee held three (3) meetings during the 1997 fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.


                            EXECUTIVE COMPENSATION

    The following table sets forth the aggregate compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer and to the Company's most highly compensated executive officers other than the CEO, whose annual salary and bonus exceeded $100,000:


                             SUMMARY COMPENSATION TABLE
                                 Annual Compensation

                                                      Commissions                    Restrict
                                                         and          Other Annual     Stock   Options/
                                                        Bonuses       Compensation     Awards    SAR's
Name and Principal Position     Year     Salary           ($)              ($)           ($)      (#)
-----------------------------   ------   ----------   ------------    -------------  --------- ----------
James E. Robinson               1997     $150,000      $15,750            (2)           -0-    50,000(1)
President/CEO                   1996     $150,000      $16,875            (2)           -0-       -0-
                                1995     $135,000      $12,273            (2)           -0-    62,500(1)

Que H. Christensen              1997     $ 95,000      $ 9,975            (2)           -0-    25,000(1)
Chief Financial Officer(3)      1996     $ 95,000      $10,688            (2)           -0-       -0-
                                1995     $ 90,000      $ 8,188            (2)           -0-    31,250(1)


            (1) These Options were granted under the Company's 1995 Employee Stock Option Plan. No SAR's have been granted by the Company.

            (2) Does not include the value of perquisites provided to certain executive officers which in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

            (3) In December 1997, Mr. Christensen was promoted to Vice President and Chief Operating Officer (COO).

Stock Options

      The following table sets forth certain information concerning stock options granted during fiscal 1997 to the named executive officers:

             Options Grants in the Year Ended September 30, 1997


                                              Percentage
                        Number of              of Total         Exercise or
                        Securities         Options Granted to   Base Price
                        Underlying            Employees in      Per Share      Expiration
Name                  Options Granted (#)     Fiscal Year           ($)           Date
--------------------  -------------------  ------------------   ------------   ----------

James E. Robinson           50,000(1)              60%           $3.25          6/30/2002
Que H. Christensen          25,000(1)              30%           $3.25          6/30/2002

               (1) Consists of stock options granted on July 1, 1997, under the Company's 1995 Employee Stock Option Plan.

      The following table sets forth information concerning the number and value of options held at September 30, 1997 by each of the named executive officers. No options held by such executive officers were exercised during 1997.

                     Option Values at September 30, 1997


                         Number of Unexercised          Value of Unexercised
                              Options at                In-the-Money Options
                         September 30, 1997(#)       At September 30, 1997($)(1)
Name                  Exercisable  Unexercisable     Exercisable   Unexercisable

James E. Robinson        62,500       50,000          $ 15,625        $50,000

Que H. Christensen       31,250       25,000          $  7,183        $25,000


      1. An "In-the-Money" stock option is an option for which the market price of the Company's common stock underlying the option on September 30, 1997 exceed the option price. The value shown represents stock price appreciation since the date of grant. The market price was based upon the closing price of the Company's common stock on the NASD SmallCap Market on September 30, 1997. The price per share was $4.25.

1995 Employee Stock Purchase Plan

      On November 6, 1995, the Company's Board of Directors adopted the Company's 1995 Stock Purchase Plan (the "Plan"). The Plan is designed to provide employees of the Company with an opportunity to purchase shares of the Company's common stock through accumulated payroll deductions. The purchase price may be established at 85% of the fair market price. The number of shares which may be purchased under the Plan is 500,000. At February 25, 1998, 10,486 shares of common stock had been purchased under the plan.

1995 Employee Stock Option Plan

      On February 24, 1995, the Company's Board of Directors adopted the Company's 1995 Stock Option Plan (the "Plan") which provides for the issuance of a maximum 312,500 shares of common stock pursuant to the exercise of options granted under the Plan. The Options granted under the Plan may be Incentive Stock Options pursuant to Section 422 of the Internal Revenue Code of 1986 ("ISO's") or Non-Qualified Stock Options ("NSO's"). The Plan is administered by the Board of Directors' Compensation Committee. The Option price and terms is to be set for each Option by the Committee administering the Plan. NSO options granted under the Plan may have a term not exceeding ten years. ISO options granted under the Plan may have a term not exceeding five years. The Committee may grant options to employees (including officers and directors, or consultants.
Options to purchase 225,750 shares of stock have been granted.

Compensation of Directors

      The Company's non-employee directors are paid $500 for each Board of Directors meeting attended or $400 for each Committee Meeting attended. On February 24, 1995, the Company adopted, subject to shareholder approval, the 1995 Non-Employee Director's Stock Option Plan. The Plan provides that each non-employee director who was a director as of February 24, 1995, or who became a director thereafter, was and will be issued an option to purchase 5,000 shares of the Company's common stock at $4.00 per share (calculated the 1-for-4 reverse stock split effected on December 4, 1995). Additionally, each non-employee director is automatically granted an option to purchase (1,500 shares calculated after the 1-for-4 reverse split) at market prices on April 1st of each year commencing April 1, 1996. As of April 1997, the annual grant was terminated and each non-employee director was granted an option to purchase 40,000 shares at $4.00 per share with one-third of the shares vesting at March 31, 1998 and each additional one-third vesting in the two subsequent years.

Employment Agreements

      The Company is currently a party to the following Employment Agreements:

      James E. Robinson. On May 3, 1995, the Company entered into an Employment Agreement with its President/CEO, James E. Robinson. The Agreement replaced and superseded a previously executed agreement. The Agreement may be terminated by the Company without notice and without cause. However, in such event, there is a six (6) month continued obligation by the Company to compensate Mr. Robinson. The Agreement may be terminated by Mr. Robinson upon thirty day written notice. The Agreement provides for a base annual salary of $150,000 and incentive salary based upon pre-tax profits, revenue growth and acquisition incentives. The Agreement contains a 12 month non-competition restriction following termination and provisions relating to death and disability during the term of employment.

      Que H. Christensen. On May 3, 1995, the Company entered into an Employment Agreement with its Chief Financial Officer, Que H. Christensen. The Agreement replaced and superseded a previously executed agreement. The Agreement may be terminated by the Company without notice and without cause. However, in such event, there is a three (3) month continued obligation by the Company to compensate Mr. Christensen. The Agreement may be terminated by Mr. Christensen upon thirty day written notice. The Agreement provides for a base annual salary of $95,000 and incentive salary based upon pre-tax profits, revenue growth and acquisition incentives. The Agreement contains a 12 month non-competition restriction following termination and provisions relating to death and disability during the term of employment.


                       RIGHTS OF DISSENTING SHAREHOLDERS

      The matters to be considered and acted upon at the Annual Meeting of Shareholders do not create any dissenting shareholders rights under the Utah Revised Business Corporation Act.


                             CERTAIN TRANSACTIONS

Other Transactions

      On September 29, 1995, the Company sold a parcel of real property consisting of approximately 33 acres located in Utah County, State of Utah, to American Springs Development Company, an affiliate of Daniel L. Richards. Mr. Richards was a director of the Company from 1990 to 1996. The total sales price for the property was $1,050,000. The sales price was paid as follows: (i) $300,000 cash; (ii) $20,000 by Mr. Richards transferring some of his shares of the Company's common stock to the Company for cancellation; (iii) $10,000 by Mr. Richards transferring an option to purchase shares of the Company's common stock to the Company for cancellation; and (iv) $720,000 by way of a promissory note secured by the property. The note was payable in full on or before March 31, 1997. A title dispute has postponed the final payment on the note; however, the Company continues to receive payments as lots sell. As of December 15, 1997, the principal balance of the note was $249,095.

Board of Directors Stock Option Purchase Plan

      On September 30, 1997, the Company's Board of Directors adopted a financing Plan which provides a stock purchase right and warrant purchase right to each of its three non-employee directors (the "Holders"). The maximum number of shares issuable under the Plan is 66,000 shares per Holder, of which up to 33,000 shares per Holder may be purchased as "Purchase Shares" and up to 33,000 shares per Holder may be purchased as "Warrant Shares". This Plan is modeled on a similar financing arrangement earlier negotiated between the Company and third party investors. The Plan for the non-employee directors is intended to encourage long term investment in the Company by the non-employee directors but is not considered by the Company as "compensation" to the non-employee directors. The prices and terms provided are deemed fair market value because the Plan uses substantially the same prices and terms as were previously negotiated in good faith between the Company and third party investors.

      By October 30, 1997, each of the Holders had purchased the first option right (the "First Purchase Right") by paying the required $1,000. This purchase of the First Purchase Right entitles each Holder to purchase up to 8,250 shares of the Company's common stock (the "First Purchase Shares") at a price of $4.28 per share if purchased on or before April 5, 1998, when the First Purchase Right expires. To the extent the Holder purchases shares of the First Purchase Shares on or before December 29, 1997, however, (rather that waiting until the end of the First Purchase Period, April 5, 1998) the Holder is then entitled to exercise a warrant (the "First Purchase Warrant") to purchase the same number of shares (up to 8,250 shares, the "First Warrant Shares") during the ensuing three year period at prices of $4.28 per share during the first year, $4.75 in the second year, and $5.25 per First Warrant Share during the third year.

      The Plan repeats this arrangement for three additional Purchase Periods, for a total of four such purchase periods. The following Table show the basic content of the non-employee director financing Plan:


                                                  Last Date for       Last Date to        Last Date
                    Exercise Price      Shares    Option Fee          Obtain Warrants     without        Warrant Prices
                                                                                          Warrants
First Option        4.28                8,250     10/30/97            12/29/97            4/5/98         4.28, 4.75, 5.25

Second Option       4.78                8,250      1/28/98            Date Option Fee     6/9/98         4.78, 5.25, 5.75
                                                                      paid + 90 days

Third Option        5.50                8,250      4/26/98            Date Option Fee     9/7/98         5.50, 6.00, 6.50
                                                                      paid + 90 days

Fourth Option       6.00                8,250      7/25/98            Date Option Fee     12/6/98        6.00, 6.50, 7.00
                                                                      paid + 90 days

      * Warrant prices change on the annual anniversary of the date the Option Fee is paid.

      As of February 25, 1998, Dr. Poore had purchased 8,250 shares, Dr. Nelson had purchased 500 shares, and Mr. Jensen had purchased 5,000 shares under the Plan. Each director received warrants equal to the number of shares purchased.


      FILINGS UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16 of the Securities Exchange Act of 1934 requires the filing of reports for sales of the Company's common stock made by officers, directors and 10% or greater shareholders. A Form 4 must be filed within ten days after the end of the calendar month in which a sale or purchase occurred. Based upon the review of the Form 4's filed with the Company, the following disclosure is required in this Proxy Statement.

            Jeffrey F. Poore, D.D.S. During the fiscal year ended September 30, 1997, Dr. Poore was granted options to purchase shares of the Company's common stock; one option grant was reported within the required period and one option grant was reported but not within the required period.

            Jerald L. Nelson Ph.D. During the fiscal year ended September 30, 1997, Dr. Nelson was granted options to purchase shares of the Company's common stock; one option grant was reported within the required period and one option grant was reported but not within the required period.

            James U. Jensen. During the fiscal year ended September 30, 1997, Mr. Jensen was granted options to purchase shares of the Company's common stock; one option grant was reported within the required period and one option grant was reported but not within the required period.


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Tanner + Co. has served as the Company's independent auditor since 1994. No change of auditors is contemplated. A representative of Tanner + Co. will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to any appropriate questions.


                             SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 1999 Annual Meeting must be received by the Company by November 5, 1998 to be considered for inclusion in the proxy statement and form of proxy relating to the 1999 Meeting.


                                 ANNUAL REPORT

      The Company's 1997 annual report, containing audited financial statements and schedules for the fiscal years ended September 30, 1997 and 1996, accompanies this Proxy Statement. Upon written request, the company will send you, without charge, a copy of its annual report on form 10-KSB (without exhibits) for the fiscal year ended September 30, 1997, which the company has filed with the securities and exchange commission. Copies of exhibits will also be provided upon written request and payment of a fee of $.25 per page plus postage. The written request should be directed to the Company's Secretary, Serena Falgoust. At the address of the Company set forth on the first page of this proxy statement.

                                 OTHER MATTERS

      At the time of the preparation of this proxy statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

      The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their proposals and obtaining their proxies. A professional proxy solicitation will not be engaged.

                                          By Order of the Board of Directors

March 5, 1998
attached: Annual Report

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                    APPENDIX


                                      PROXY
                          INTERWEST HOME MEDICAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  April 8, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints James E. Robinson, CEO and director of Interwest Home Medical, Inc., or any member of the Board of Directors, with power of substitution, to represent and vote on behalf of the undersigned all shares of stock of Interwest Home Medical, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 8, 1998, at 3:00 p.m. and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the Proxy Statement for the meeting, receipt of which is hereby acknowledged.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) and (2).

1.  Election of Directors
      FOR all nominees listed below NO AUTHORITY to vote (except as marked to the contrary before all nominees listed below |_|

James E. Robinson,  James U. Jensen,  Dr. Jeffrey F.  Poore and Jerald L Nelson

For except vote withheld from the following nominee(s).


-------------------------------------------------------------------------------
2. IN THEIR DISCRETION, Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED OR ALL PROPOSALS SET FORTH ABOVE.

Dated:
                                                Signature


Number of Shares owned                    Please print name clearly

              Please sign exactly as the name appears on your stock
               certificate. When shares are held by joint tenants,
                   both should sign. Please return this Proxy
                            in the enclosed envelope.
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                                      17